PESURUHJAYA TANAH PERSEKUTUAN
Aras 3, Podium 1, Wisma Sumber Asli
No. 25, Persiaran Perdana, Presint 4
62574 PUTRAJAYA
Telefon : 03-8871 2603 Faks : 03-8889 3855 Laman Web : www.jkptg.gov.my

Rujukan tuan:
Rujukan kami: JKPTG(S)/BPHP/
8-2 SK 527 (**29**)
Tarikh: 5 Ogos 2022

YM Syed Najmee B. Syed Nahar Shahabuddin
Pengarah
Sykt. JHW Holdings Sdn. Bhd.
No. 1, Tkt. 1, Lorong Sekilau 1
Bukit Sekilau, 25200 Kuantan
Pahang

Yang Mulia,

LESEN NO.0132 UNTUK MENJALANKAN OPERASI BAGI MENDAPATKAN PASIR DASAR LAUT DI BAWAH SEKSYEN 4, AKTA PELANTAR BENUA 1966

Dengan hormatnya saya merujuk kepada perkara di atas.

2. Sukacita dimaklumkan bahawa YB. Menteri Tenaga dan Sumber Asli telah meluluskan permohonan Yang Mulia untuk mendapatkan lesen bagi menjalankan operasi mendapatkan pasir dasar laut pelantar benua.

3. Bersama-sama ini disertakan:

i. **Lesen No.0132** mulai **02 Ogos 2022** hingga **01 Ogos 2025** iaitu untuk tempoh **tiga (3) tahun** sahaja;
ii. **Syarat-syarat Lesen;** dan
iii. **Pelan kawasan**

yang telah diluluskan untuk simpanan Yang Mulia.

4. Sehubungan dengan itu, pihak Yang Mulia adalah dikehendaki mematuhi semua Syarat-syarat Lesen yang telah ditetapkan. Sebarang perlanggaran dan ketidakpatuhan kepada Syarat-syarat Lesen tersebut boleh menyebabkan pihak Yang Mulia dikenakan tindakan undang-undang dan pembatalan lesen oleh YB. Menteri Tenaga dan Sumber Asli.

Sekian, terima kasih.

"WAWASAN KEMAKMURAN BERSAMA 2030"
"BERKHIDMAT UNTUK NEGARA"

Saya yang menjalankan amanah,

(AZMAN BIN MAMAT)
b.p. Pesuruhjaya Tanah Persekutuan

../2-

No. 0132

BORANG 2

(Perenggan 4)

LESEN UNTUK MENJALANKAN OPERASI BAGI MENDAPATKAN PASIR

Nama Pemegang Lesen: **JHW Holdings Sdn. Bhd.**

Alamat (dalam hal suatu syarikat, alamat berdaftar): **No. 1, Tingkat 1, Lorong Sekilau 1, Bukit Sekilau, 25200 Kuantan, Pahang.**

~~Nombor Kad Pengenalan~~/Nombor Pendaftaran Syarikat: **201601001311 (1172237-W)**

adalah dengan ini diberi lesen untuk menjalankan operasi bagi mendapatkan pasir dari kawasan yang berikut di pelantar benua:

PERIHAL KAWASAN

Tempat: **Kawasan Luar Perairan Negeri Terengganu**

Luas kawasan: **20.65 km persegi**

(*Pelan yang dilampirkan menunjukkan tempat dan luas kawasan*)

Lesen ini adalah tertakluk kepada syarat-syarat yang berikut:

1. Lesen ini hendaklah bermula pada **02 Ogos 2022** dan tamat pada **01 Ogos 2025** (iaitu satu tempoh yang tidak melebihi lima tahun dari tarikh pemberian lesen atau pembaharuan lesen).
2. Fi dan royalti hendaklah dibayar pada kadar yang ditetapkan dalam Jadual Kedua.
3. Syarat-syarat lain sebagaimana yang ditetapkan dan dilampirkan kepada lesen ini.

(*Apabila memberikan lesen, Menteri boleh mengenakan apa-apa syarat lain yang difikirkannya sesuai, mengikut subseksyen 4(5) Akta.*)

Fi dibayar: RM **8,000.00**

Lesen ini dikeluarkan pada **02 Ogos 2022**

...UK SERI TAKIYUDDIN BIN HASSAN
Menteri T... ...umber Asli
Menteri

NO. RESIT: **20223202010 1R301438**

SYARAT-SYARAT LESEN UNTUK MENJALANKAN OPERASI BAGI MENDAPATKAN PASIR DARI DASAR LAUT DI BAWAH SEKSYEN 4, AKTA PELANTAR BENUA 1966

Sykt. JHW Holdings Sdn. Bhd. (Lesen No.0132)
No. Fail: JKPTG(S)/BPHP/8-2 SK 527

SYARAT-SYARAT AM

1. Lesen mendapatkan pasir dari dasar laut ini hanya berkuatkuasa untuk tempoh **tiga (3) tahun** dari **02 Ogos 2022** hingga **01 Ogos 2025**.

2. Pelesen telah membayar wang cagaran sebanyak RM100,000.00 (Ringgit Malaysia Seratus Ribu Sahaja). Jika sekiranya didapati perlu, nilai wang cagaran boleh dinaikkan pada bila-bila masa. Wang cagaran boleh dirampas kesemua atau sebahagian daripada wang cagaran tersebut sekiranya didapati pemegang lesen telah melanggar mana-mana syarat lesen.

3. Pelesen telah membayar deposit am sebanyak RM100,000.00 (Ringgit Malaysia Seratus Ribu sahaja) kepada Ketua Pengarah Perikanan Malaysia untuk tujuan pembayaran gantirugi/pampasan kepada nelayan dan gantirugi habitat terosot/terdegradasi serta bagi apa-apa tujuan lain yang ditentukan oleh Ketua Pengarah Perikanan.

4. Pelesen tersebut hanya dibenarkan mengambil pasir sebanyak **32,000,000** meter padu sahaja atau kurang daripada kawasan yang telah diluluskan dan pengorekan pasir **tidak boleh melebihi dua (2) meter kedalaman asal.**

5. Sekiranya didapati pelesen mengambil pasir melebihi had kuantiti yang dibenarkan dan melebihi tahap kedalaman dua (2) meter selepas menjalankan *Post Dredge Survey*, tindakan undang-undang akan dikenakan kepada pelesen dan bayaran ganti rugi perlu dibuat kepada Kerajaan.

6. Pelesen hendaklah membayar royalti dengan kadar yang telah ditetapkan mengikut perundangan yang sedang berkuat kuasa bagi setiap meter padu pasir yang dikeluarkan dalam masa sebulan atau sebahagian daripadanya.